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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33 - 44063) of our report dated June 23, 1995, appearing on page 1 of this Form 11-K.



PRICE WATERHOUSE LLP

Syracuse, New York
June 23, 1995


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